SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2005

                                      CWT

                                  (Depositor)

   (Issuer in respect of Mortgage Pass-Through Certificates, Series 2004-3T1)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2005


                                      CWT


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2005


                             Payment Date: 01/25/05


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
              Mortgage Pass-Through Certificates, Series 2004-3T1
                        Alternative Loan Trust 2004-3T1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         54,397,000.19    2.917500%     3,301,227.54    132,252.71    3,433,480.25       0.00       0.00
                        A2         54,397,000.19    5.082500%             0.00    230,393.96      230,393.96       0.00       0.00
                        A3        108,794,007.87    5.000000%     6,602,455.54    453,308.37    7,055,763.91       0.00       0.00
                        A4         13,095,000.00    6.000000%             0.00     65,475.00       65,475.00       0.00       0.00
                        PO          3,287,661.99    0.000000%        51,526.72          0.00       51,526.72       0.00       0.00
Residual                AR                  0.00    6.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           9,421,204.11    6.000000%         9,321.36     47,106.02       56,427.39       0.00       0.00
                        B1          1,983,411.39    6.000000%         1,962.39      9,917.06       11,879.45       0.00       0.00
                        B2          1,239,632.12    6.000000%         1,226.50      6,198.16        7,424.66       0.00       0.00
                        B3            991,705.70    6.000000%           981.20      4,958.53        5,939.72       0.00       0.00
                        B4            743,779.27    6.000000%           735.90      3,718.90        4,454.79       0.00       0.00
                        B5            496,614.02    6.000000%           491.34      2,483.07        2,974.41       0.02       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        194,450,016.66     -            9,969,928.48    955,811.77   10,925,740.25       0.02     -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         51,095,772.64              0.00
                                A2         51,095,772.64              0.00
                                A3        102,191,552.33              0.00
                                A4         13,095,000.00              0.00
                                PO          3,236,135.27              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           9,411,882.75              0.00
                                B1          1,981,449.00              0.00
                                B2          1,238,405.62              0.00
                                B3            990,724.50              0.00
                                B4            743,043.37              0.00
                                B5            496,122.67              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        184,480,088.16     -
--------------------------------------------------------------------------------

                             Payment Date: 01/25/05


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
              Mortgage Pass-Through Certificates, Series 2004-3T1
                        Alternative Loan Trust 2004-3T1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     54,397,000.19     2.917500% 12667FDN2    45.471247      1.821654    703.795322
                           A2     54,397,000.19     5.082500% 12667FDP7     0.000000      3.173456    703.795322
                           A3    108,794,007.87     5.000000% 12667FDQ5    45.471247      3.121944    703.795322
                           A4     13,095,000.00     6.000000% 12667FDR3     0.000000      5.000000  1,000.000000
                           PO      3,287,661.99     0.000000% 12667FDW2    12.557898      0.000000    788.698708
Residual                   AR              0.00     6.000000% 12667FDS1     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       9,421,204.11     6.000000% 12667FDT9     0.981196      4.958528    990.724500
                           B1      1,983,411.39     6.000000% 12667FDU6     0.981196      4.958528    990.724500
                           B2      1,239,632.12     6.000000% 12667FDV4     0.981196      4.958528    990.724500
                           B3        991,705.70     6.000000% 12667FFC4     0.981196      4.958528    990.724500
                           B4        743,779.27     6.000000% 12667FFD2     0.981196      4.958528    990.724500
                           B5        496,614.02     6.000000% 12667FFE0     0.981165      4.958528    990.724500
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     194,450,016.66       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
              Mortgage Pass-Through Certificates, Series 2004-3T1
                        Alternative Loan Trust 2004-3T1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       184,480,088.16   184,480,088.16
Loan count                    383              383
Avg loan rate           6.337862%             6.34
Prepay amount        9,776,973.31     9,776,973.31

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        32,444.08        32,444.08
Sub servicer fees       29,217.21        29,217.21
Trustee fees             1,458.38         1,458.38


Agg advances                  N/A              N/A
Adv this period         41,538.34        41,538.34

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                5,000,000.00     5,000,000.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           92.356518%           100.000000%            179,573,670.04
   -----------------------------------------------------------------------------
   Junior            7.643482%             0.000000%             14,861,627.92
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           7                 3,617,893.62
60 to 89 days                           2                   698,326.47
90 or more                              0                         0.00
Foreclosure                             4                 2,187,921.79

Totals:                                13                 6,504,141.88
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           10,925,740.25         10,925,740.25
Principal remittance amount            9,969,928.48          9,969,928.48
Interest remittance amount               955,811.77            955,811.77